Exhibit 99.2
PURE CYCLE CORPORATION EARNINGS PRESENTATION FOR THE THREE AND NINE MONTHS ENDED MAY 31, 2023 COMPANY OVERVIEW FINANCIAL RESULTS

COMPANY OVERVIEW Statements that are not historical facts contained or incorporated by reference in this presentation are "forward-looking statements" ( "FLS") within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27 A of the Securities Act of 1933 and Section 21 C of the Securities Exchange Act of 1934 as amended. FLS involve risks and uncertainties that could cause actual results to differ from projected results. The words "anticipate," "believe," "estimate," "expect," "plan," "intend" and similar expressions, as they relate to us, are intended to identify FLS. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. We are not able to predict all factors that may affect future results. We cannot assure you that any of our expectations will be realized. Our actual results could differ materially from those discussed in or implied by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such FLS include, w ithout limitation: the risk factors discussed in our most recent Annual Report on Form 10 -K; the timing of new home construction and other development in the areas where we may sell our water, which in turn may be impacted by credit availability; population growth; employment rates; general econom ic conditions; the market price of water; changes in customer consumption patterns; changes in applicable statutory and regu latory requirements; changes in governmental policies and procedures; uncertainties in the estimation of water avai lable under decrees; uncertainties in the est imation of costs of delivery of water and treatment of wastewater; uncertaint ies in the estimation of the service life of our systems; uncertainties in the estimation of costs of construction projects; uncertainties in the amount and timing of reimbursable public improvement payments: uncertainty in the single family home rental market and our ability to rent homes in a time ly manner or at the amount we project; the strength and financial resources of our competitors; our ability to find and retain skilled personnel; climatic and weather conditions, including flood, droughts and freezing conditions; labor relations; availability and cost of labor, mater ial and equipment; de lays in anticipated permit and construction dates; environmental risks and regulations; our ability to raise capita l; our ability to negotiate contracts with new customers; and uncertainties in water court rulings; and other factors discussed from time to time in our press releases, public statements and documents filed or furnished with the SEC. pg 2

WE OPERATE MULTIPLE COMPLEMENTARY SEGMENTS ... . . . driving value for stakeholders with water, land, and rentals • Own nearly 30K acre-feet of water rights (surface and ground water) • Sustainable water rights we estimate can serve up to 60,000 SFEs • Denver metro land development requires developers to have water service as a condition of zoning, offering us a competitive edge • Provide industrial and oil and gas customers with water - - ~'3'o.U--~"""'-...=.J. • Own and reuse our reclaimed water • Own highly-appreciated property in attractive and easily accessible I-70 Corridor of Denver, Colorado • Developing nearly 930 acres of a full Master Planned community known as Sky Ranch • Sky Ranch can have around 3,200 residential units and over 2 million square feet of retail, commercial and industrial uses (Equivalent of 1,800 residential units) • Developing residential and commercial land for which we are the sole water and wastewater service provider • Build single family homes in the Denver metro area in neighborhoods we are developing • Receive rental income in growing housing market • Benefit from immediate asset appreciation and positive cash flows • Provide water and wastewater service to rental properties pg 3

PURE CYCLE CORPORATION EARNINGS PRESENTATION FOR THE THREE AND NINE MONTHS ENDED MAY 31, 2023 COMPANY OVERVIEW FINANCIAL RESULTS

Well/Diversion • Vertically integrated, meaning we own, treat and sell water then collect, treat, and resuse wastewater • Own and control near ly 30K acre feet of water • Own rights to surface reservo ir storage assets Build • Capacity to serve 60,000 taps • Capital Capacity= $2.3 billion • One -Time Connect ion Fees: • Water tap = $30,977 • Sewer tap = $7,250 Typical Usage • Base fee= $32.74 • Consumption fee= T iered 0-l Sk gal - $4.63 per 1,000 gal l 5k-30k gal - $8. l O per 1,000 gal >30k gal - $9.95 per 1,000 gal (Approx $1,500/yr/unit) pg 5

Water System Balance With Losses and Required Discharges Outdoor Irrigation Discharge to Stream Ground Water Supply Treatment £. £. Evaporation~ ~ Surface Water Supply pg6

All major infrastructure is in service to support all of Phase 2 of the Sky Ranch development F Q3-2023 FY 2022 FY 2021 Water Assets FY 2020 (at cost) FY 2019 FY 2018 FY 2017 $59.2M $46.2M ...c +- s 0 lo... CD ~ CX) CX) Water Assets/Infrastructure Inventory • 2 Wastewater reclamation facilities (one is a zero-discharge state of the art facility) • 20+ miles of transmission pipeline • 4 Alluvial wells • 150 Acre-feet surface storage • 2 million gallons of water storage • 29,900+ Acre-feet of water rights • 11 Groundwater wells • 30+ miles of distribution pipeline pg7

Customers - 1,326 New Residential Residential water and wastewater customers added with every new phase at Sky Ranch • Avg. residential customer generates $1,500 per year in revenue Existing Residential • Sky Ranch Phase 1 • all taps sold for 509 homes (4 are our SFRs) • Sky Ranch Phase 2A • 192 taps sold as of QTR End (10 are our SFRs) • Elbert and Hwy 86 • more than 200 residents New Commercial • Future Sky Ranch commercial phases to include the equivalent of 1,800 taps • More parks, irrigated space, and amenities will be added to the Sky Ranch Community Existing Commercial • Elbert and Hwy 86 commercial customers include a Walmart, carwash, and fitness center • 3 parks and additional irrigated space for Sky Ranch, paid by the Sky Ranch CAB • more irrigated space to come in Phase 2A in 2023 • Largest commercial customers are oil and gas operators - record sales to these customers in 2022; Strong demand for FY '23. System Capacity Wild Pointe Copa ~ 60 Sky Ranch 73 Residential 71 Commercial/Irr. ~ ...... ~ 705 Residential 135 Commercial/Irr. Lowry ~ Capacity ~ 5,000 Capacity ~50,000 0 Residential 242 Commercial/Irr. pg8

OIL& GAS We provide raw water to oil and gas operators for drilling with 120 wells drilled to date Southern Wattenberg Niobrara • Q4 - ("t) N • Q3 0 Mulitple Formations N > u. • Q2 - • Q1 N N l 0 Pad Development: 40 Acre spacing N l > u. - ...... 16 wells/mile formation ~ . I N c:: - 0 Oil rig can drill 20 wells per year N ~ . IJ c:: • - O'I ...... 0 Average $250,000 of water sales per well N I____J > u. - 0 400 800 1,200 1,600 2,000 More than 200 square miles in Adams & Arapahoe Counties Revenue in thousands pg 9

DEVELOPMENT ENCROACHMENT TO LOWRY RANGE Sky Ranch

PURE CYCLE CORPORATION EARNINGS PRESENTATION FOR THE THREE AND NINE MONTHS ENDED MAY 31, 2023 COMPANY OVERVIEW FINANCIAL RESULTS

D DEVELOPMENT • Developing the 930 acre Sky Ranch (Currently developing Phase 2A and Phase 28) • Can accommodate up to 3,200 residential lots • Can accommodate up to 2M sq. ft. of commercial development (1,800 SFE's) • 15 miles east of downtown Denver and 4 miles south of DIA pg 12

LAND DEVELOPMENT -PHASE 1 & 2 -Total Lots 1,359 Phase 1 Phase 1 - 509 lots 100% Complete - Completed 2022 Rental lots - 4 lots PARTNERING HOMEBUILDERS LENNAR. taylor . mornson .•.. Homes Inspired by You W# f:il I j CHALLENGER ~ HO MES D·R·HORION. ~Kd~ ~ ~~ RICI-MON) ~~AMERICAN HOME ; kb HOME K-7 opening in 8/2023 High School opening in 2025 Phase 2 Phase 2A - 229 lots 90% complete - est. completion 2023 Phase 2B - 211 lots 21% complete - est. completion 2024 Phase 2C - 204 lots 0% complete - est. completion 2025 Phase 2D - 206 lots 0% complete - est. completion 2026 Rental lots - 65 lots pg 13

TOTAL LOT SALES BY BUILDER $26m $24m $22m $20m $18m $17.2m $ 10.7m Phase 2A (229 LOTS) Lot Revenue** $ 18.4m Tap Fees 5.6m Total Lot Costs (21.0m) Reimbursable* 18.4m $ 21.4m $24.Sm SKY RANCH PHASE 2 Financial and Quantitative Data TOTAL LOTS BY TYPE • 45' LOTS • 45' LOTTS (ALLEY) • 50' LOTS • 35' LOTS • DUPLEXS Phase 28 (211 LOTS) Phase 2C (204 LOTS) Lot Revenue** $ 17.2m Lot Revenue** $ Tap Fees 5.2m Tap Fees Total Lot Costs (18.8m) Total Lot Costs Reimbursable* 14.lm Reimbursable* NET PROCEEDS $ 17.6m NET PROCEEDS $ TOTAL LOTS BY BUILDER pg 2 • CHALLENGER • LENNAR • DR HORTON • KB HOMES • PCYO SFR Phase 20 (206 LOTS) 15.5m Lot Revenue** $ 15.5m 5.0m Tap Fees 5.lm (17.lm) Total Lot Costs (17.3m) 12.8m Reimbursable* 16.2m NET PROCEEDS $ 16.3m 4

Market Conditions Continued demand for new home sales 2005/2006 - 1 .4M 2021 /2022 - 600K Mortgage rates stabalizing - still at historical averages Lot deliveries still trailing home starts All homebuilders in Sky Ranch are top 15 nationally Low unemployment House price appreciation Lower average days on market (June/Jan.) Typical - 60/90 Current - 30/60 + The GOOD Existing home sales declining (mortgage locked) Interest Rates Abrupt uptick in 2022 - 3% to 7% (70s - 9%, 80s - 13%, 90s -8%, 2000s - 6%, 201 Os - 4%) Mortgage applications down Cancellations up Traffic down The BAD Home sales down • Entry level price segmentation • Diverse product offerings (Low to mid 400's) • Available homes to buy - spec home construction • New school opening August 2023 pg 15

SKY RANCH ACADEMY GRf.::NYtJlt~ • DCNVU INrUINATIONAL AUIPORl Watkins 396 Colorado Air and Space Port ' Total Applicants 0 Pure Cycle Corporation I Earnings Presentation ® @ a en @ pg 16

PURE CYCLE CORPORATION EARNINGS PRESENTATION FOR THE THREE AND NINE MONTHS ENDED MAY 31, 2023 COMPANY OVERVIEW FINANCIAL RESULTS

Pure Cycle contracts to build single family homes in it's Sky Ranch Master Planned Community to hold for rentals. • Retaining lots within the community it's building and adding value • Lot development costs fully recovered (horizontal costs and tap fees) • Contracting with experienced builder to deliver homes cost efficiently • Financing home costs with mortgage based cost of capital • Finished home valuations average $200,000 in appraised equity • Assets appreciating 4% per year • Each unit covers financing costs and provides positive cash flows Segment provides excellent asset appreciation positive cash flows. pg 18

Single Family Rentals

Phase 1 & 2

Four units completed and rented in Phase 1

Flexible debt usage up to 70% of appraised value

Low cost capital (First 3 units at 3.75 - 4.25%, working on next 11)

House appraisal value estimated at $547,000 based on homes sold in Sky Ranch per NMLS

Annual appreciation estimated at 4% per year

Price ranges in rental units from $2,800 - $3,000/month

Expanding our product mix to include:
- Front load detached homes
- Paired homes
- Alley load homes

Watch our website for additional information



69 Homes in Phase 1 & 2

10 Under Construction

ented (6 more rented after 5/31/2023 but before this presentation)

pg 19

Item Rental Income Direct Operating Costs Interest and depreciation expense Net Add back non-cash items Cash flows before G&A & tax Our Single Family Rentals -Operations and Cash Flows $ $ $ Actual Results 3 units* 82 30 37 27 23 44 •ten months ended 8/3 l /2022 Annualized $ $ $ Avg per home/yr 98 $ 33 36 72 37 72 25 $ 8 28 9 53 $ 18 $ $ $ Projected to 14 homes/yr 459 768 174 778 129 246 $ Projected to 83 homes/yr 2,739 996 996 $ 664 747 7,494 Projected to 200 homes/yr $ 6,560 2,400 2,480 7,680 7,840 $ 3,520 pg 20

PURE CYCLE CORPORATION EARNINGS PRESENTATION FOR THE THREE AND NINE MONTHS ENDED MAY 31, 2023 COMPANY OVERVIEW FINANCIAL RESULTS

WATER & WASTEWATER • $68.0 m in water assets (cost) • 1,326 total taps served • 262.6M gallons delivered nine months ended 5/31/2023 • Continued acquistions to ensure sustainability Financial Results VTD 03 Summary LAND DEVELOPMENT • Phase 2A - 90% complete • Phase 2B - 21 % complete, received 1st milestone payment from 3 builders in March/ April 2023 • $23. lM recorded reimbursable public improvement receivables • 80%+ gross margin for Phase 2 SINGLE FAMILY RENTALS • $1.5m in completed assets with an approximate market value >$2.0m • 10 homes under construction at 5/31/2023 with deliveries in FY 2023 • Average monthly rental rates in excess of $2,800 per unit • Amended Future Phase 2 filings with builders to add 19 additional rentals

$16M $14M $12M ,,......_ $10M Cl) -0 C ro ~ $8M 0 ...c - C c- $6M $4M $2M 0 Revenue Financial Results Fiscal VTD 03-2023 Segment Revenue $16M $14M $12M I • - $10M l/) "O C ro l/) $SM ::i 0 $4.9M I ...c ..µ $6M C $6.2M $5.2M ·-- $4M $6.0M $11.SM $2M 0 $4.9M $4.3M $7.4M $5.9M $5.9M YTD 2019 YTD 2020 YTD 2021 YTD 2022 YTD 2023 • W-WW • Land Development Single Family Rentals pg23

- $20M $18M $16M $14M ~ $12M C ro ~ $10M 0 ...c ..., -~ $SM $6M $4M $2M 0 Net Income Financial Results Fiscal VTD 03-2023 Diluted EPS $0 ..8 $0 ..7 $0.6 $0.5 $0.4 $0.3 $0.2 $0.1 0 pg24

BALANCE SHEET



(In thousands, except shares)	May 31, 2023 (unaudited)	August 31, 2022
ASSETS:		
Current assets:		
Cash and cash equivalents	$ 26,000	$ 34,894
Trade accounts receivable, net	2,671	2,425
Land under development	721	—
Income taxes receivable	190	—
Prepaid expenses and other assets	392	467
Total current assets	29,974	37,786
Restricted cash	2,332	2,328
Investments in water and water systems, net	58,146	58,763
Construction in progress	4,929	1,224
Single-family rental units	1,395	975
Land and mineral rights:		
Held for development	4,996	6,773
Held for investment purposes	451	451
Other assets	1,343	2,463
Notes receivable – related parties, including accrued interest		
Reimbursable public improvements and project management fees	23,118	17,208
Other	1,397	1,120
Operating leases - right of use assets	84	138
Total assets	$ 128,165	$ 129,229
LIABILITIES:		
Current liabilities:		
Accounts payable	$ 905	$ 849
Accrued liabilities	1,174	2,029
Accrued liabilities – related parties	569	560
Income taxes payable	—	2,530
Deferred lot sale revenues	3,475	4,275
Deferred water sales revenues	13	570
Debt, current portion	10	10
Total current liabilities	6,146	10,823
Participating interests in export water supply	—	323
Debt, less current portion	3,942	3,950
Deferred tax liability, net	873	1,075
Lease obligations - operating leases, less current portion	6	62
Total liabilities	10,967	16,233
Commitments and contingencies		
SHAREHOLDERS' EQUITY:		
Series B preferred shares: par value $0.001 per share, 25 million authorized; 432,513 issued and outstanding (liquidation preference of $432,513)	—	—
Common shares: par value 1/3 of $.01 per share, 40.0 million authorized; 24,054,843 and 23,980,645 outstanding, respectively	80	80
Additional paid-in capital	174,709	174,150
Accumulated deficit	(57,591)	(61,234)
Total shareholders' equity	117,198	112,996
Total liabilities and shareholders' equity	$ 128,165	$ 129,229

pg 25

INCOME STATEMENT



(In thousands, except share information)	Three Months Ended May 31, 2023	Three Months Ended May 31, 2022	Nine Months Ended May 31, 2023	Nine Months Ended May 31, 2022
Revenues:				
Metered water usage from:				
Municipal customers	$ 145	$ 94	$ 349	$ 274
Commercial customers	2,145	549	2,596	2,686
Wastewater treatment fees	75	66	216	185
Water and wastewater tap fees	1,256	1,273	2,400	2,447
Lot sales	3,160	1,070	5,064	5,644
Project management fees	42	81	173	529
Single-family rentals	34	25	90	59
Special facility projects and other	22	29	321	299
Total revenues	6,879	3,187	11,209	12,123
Expenses:				
Water service operations	576	560	1,457	1,419
Wastewater service operations	96	109	350	337
Land development construction costs	951	222	1,282	1,048
Project management costs	81	66	227	112
Single-family rental costs	24	9	53	16
Depletion and depreciation	407	349	1,246	1,055
Other	71	79	318	298
Total cost of revenues	2,206	1,394	4,933	4,285
General and administrative expenses	805	1,074	3,900	3,950
Depreciation	111	95	348	277
Operating (loss) income	3,757	624	2,028	3,611
Other income (expense):				
Interest income - related party	331	305	841	1,196
Interest income - Investments	281	5	727	8
Oil and gas royalty income, net	44	123	227	330
Oil and gas lease income, net	18	47	56	143
Other, net	40	10	1,257	40
Interest expense, net	(52)	(31)	(149)	(52)
Income from operations before income taxes	4,419	1,083	4,987	5,276
Income tax expense	1,124	246	1,344	1,224
Net income	$ 3,295	$ 837	$ 3,643	$ 4,052
Earnings per common share - basic and diluted				
Basic	$ 0.14	$ 0.03	$ 0.15	$ 0.17
Diluted	$ 0.14	$ 0.03	$ 0.15	$ 0.17
Weighted average common shares outstanding:				
Basic	24,054,843	23,970,290	24,021,582	23,944,394
Diluted	24,166,344	24,124,586	24,131,621	24,183,500

pg 26

OTHER INFORMATION / UPCOMING DATES I Stock Repurchase Program - as announced in the press release on November 14, 2022, our board approved an open-ended stock repurchase program which authorizes our CEO and CFO to repurchase up to 200,000 shares in the open market. No shares repurchased as of this date. I Important Upcoming Dates • 10-Q Filing: July 14, 2023 • Investor day: July 19, 2023 • IDEAS Conference in Chicago: August 24, 2023 pg 27

Mark W. Harding President and CEO Patrick J. Beirne Chair of the Board Wanda J. Abel Director and Chair of the Nominating and Governance Committee LEADERSHIP AND BOARD OF DIRECTORS Kevin B. McNeill Vice President and CFO Peter C. Howell Director and Chair of the Audit Committee Daniel R. Kozlowski Director and Chair of the Compensation Committee Jeffrey G. Sheets Director Fredrick A. Fendel III. Director pg 28

CONTACT AND COMPANY INFORMATION CORPORATE HEADQUARTERS 34501 E. Quincy Ave, BLDG 65, Suite A, Watkins, CO 80137 CONTACT INFO info@pu recyclewater. com 303-292-3456 www. pu recyclewater. com Follow us on ... "JI Twitter: @PureCycleCorp ml Linkedln: https://www.linkedin.com/company/pure-cycle-corporation STOCK INFO Ticker symbol (NASDAQ Capital Market): PCYO Shares outstanding: 24.1 million Questions? pg 29

PURE CYCLE CORPORATION EARNINGS PRESENTATION FOR THE THREE AND NINE MONTHS ENDED MAY 31, 2023 COMPANY OVERVIEW FINANCIAL RESULTS